UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2022

LSI INDUSTRIES INC.
(Exact name of Registrant as Specified in its Charter)

Ohio	01-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LYTS	NASDAQ

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item7.01.Regulation FD Disclosure.

Members of the management team of LSI Industries Inc. (“LSI”) will present at the 34th Annual Roth Conference which will be held March 14 and 15, 2022 at The Ritz Carlton in Dana Point, California. A copy of the presentation, which is available at www.lsicorp.com, related to this conference is attached as Exhibit 99.1 to this report.

LSI’s presentation discloses certain financial results both in accordance with generally accepted accounting principles (“GAAP”) and on a non-GAAP basis with adjustments for certain items. LSI’s management believes that presentation of these non-GAAP financial measures and their related reconciliations are useful to investors because the non-GAAP financial measures provide investors with a basis for comparing the results to financial results from prior periods.

Information in the presentation contains forward-looking statements regarding future events and performance of LSI. All such forward-looking statements are based largely on LSI’s experience and perception of current conditions, trends, expected future developments and other factors, and on management’s expectations, and are subject to risks and uncertainties that could cause actual results to differ materially, including, but not limited to, those factors described in the presentation and in LSI’s filings with the Securities and Exchange Commission. LSI disclaims any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise.

The information in Item 7.01 of this Form 8-K and in the presentation attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Form 8-K and Exhibit 99.1 shall not be incorporated by reference in any filing (whether made before or after the date hereof) or any other document under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in any such filing or document.

Item9.01  Financial Statements and Exhibits.

(d)	Exhibits

ExhibitNo.	Description

99.1	Conference Presentation
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI INDUSTRIES INC.

BY:/s/ James E. Galeese
James E. Galeese
Executive Vice President, Chief
Financial Officer

Dated: March 14, 2022